EXPENSES BY NATURE AND OTHER INCOME AND EXPENSES ITEMS - Finance income (costs) (FY) (Details) - USD ($) $ in Thousands	6 Months Ended		12 Months Ended
	Jun. 30, 2023	Jun. 30, 2022	Dec. 31, 2022		Dec. 31, 2021		Dec. 31, 2020
EXPENSES BY NATURE AND OTHER INCOME AND EXPENSES ITEMS
Interest on lease liabilities	$ (1,299)	$ (1,132)	$ (2,425)	[1]	$ (1,217)	[1]	$ (817)	[1]
Cryptocurrency transaction service fee	(37)	(79)	(159)		(109)		(458)
Gain / (loss) on foreign currency transactions	(2,335)	(3,903)	(2,881)		(226)		618
Interest income	4,074	777	4,291		2,947		419
Interest expense on bank loan	(1,390)	(1,374)			(3)		(6)
Interest expense on convertible debt			(2,778)		(1,223)
Others	(140)	(112)	(229)		(110)		(136)
Total	$ (1,127)	$ (5,823)	$ (4,181)		$ 59		$ (380)

[1]	Depreciation expense of right-of-use asset of approximately $0.2 million and interest expense of approximately $0.1 million was related to the leasehold land included in the investment properties. See Note 12.